UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2018 (August 8, 2018)

MURPHY OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

       300 Peach Street

P.O. Box 7000, El Dorado AR71730-7000

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code 870-862-6411

                                                  Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

EXPLANATORY NOTE

On August 8, 2018, Murphy Oil Corporation (the “Company”) furnished to the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) to which was attached, as Exhibit 99.1, a news release dated August 8, 2018 (the “Earnings Release”) announcing the Company’s financial and operating results for the quarter ended June 30, 2018. Since the Original Form 8-K was furnished after 5:30 P.M. (Eastern time), the Original Form 8-K was first available on the SEC’s EDGAR system after 6:00 A.M. (Eastern time) on August 9, 2018. However, because of a technical error, only the Earnings Release appeared publicly on the EDGAR system, both as Form 8-K (identified on the EDGAR system as “8-K”) and as Exhibit 99.1 (identified on the EDGAR system as “EX-99”).

This Amendment No. 1 to Form 8-K (this “Form 8-K/A”) amends the Original Form 8-K to include (i) the facing page thereof, (ii) the text of Items 2.02 and 9.01 thereof and (iii) the signature page thereto, and to delete the duplicate information identified on the EDGAR system as “8-K.”

Except as noted above, this Form 8-K/A does not modify or update the Original Form 8-K or Exhibit 99.1 thereto.

___________________

Item 2.02.   Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On August 8,  2018, Murphy Oil Corporation issued a news release announcing its financial and operating results for the quarter ended June 30, 2018.    The full text of this news release is attached hereto as Exhibit 99.1.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	A news release dated August 8, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

By:	/s/ Christopher D. Hulse
Christopher D. Hulse
Vice President and Controller

Date:  August 9, 2018